Exhibit 4.2

B 10016 INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND AUTHORIZED: 25,000,000 CLASS B NON-VOTING COMMON SHARES, CUSIP 82837P 20 0 $0.01 PAR VALUE PER SHARE SEE REVERSE FOR CERTAIN DEFINITIONS This Certifies That is the owner of Fully Paid and Non-Assessable Class B Non-Voting Common Stock, $0.01 Par Value of SILVERGATE CAPITAL CORPORATIONBy 6201 transferable on the books of this Corporation in person or by attorney upon surrender of this Certificate duly endorsed or assigned. Brooklyn,15th AMERICAN This Certificate and the shares represented hereby are subject to the laws of the State of Maryland, and to the Articles of Incorporation NY Countersigned: and the Bylaws of the Corporation, as now or hereafter amended. This Certificate is not valid until countersigned by the Transfer Agent. Transfer Avenue, STOCK IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the facsimile signatures of its Agent 11219 duly authorized officers and to be sealed with the facsimile seal of the Corporation.and TRANSFER RegistrarTRUST& Dated: APITAL C C T E ORP A Authorized G ORPORA O R E R C TE A V T I Officer I L OCOMPANY, S N LLC MARYLAND

SILVERGATE CAPITAL CORPORATION AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC TRANSFER FEE: AS REQUIRED The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM as tenants in common TEN ENT as tenants by the entireties UNIF GIFT MIN ACT Custodian JT TEN as joint tenants with right (Cust) (Minor) of survivorship and not as under Uniform Gifts to Minors tenants in common Act Additional abbreviations may also be used though not in the above list. (State) PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE FOR VALUE RECEIVED, hereby sell, assign and transfer unto PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE Shares of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint _Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises. Dated: 20 , Signature: X Signature(s) Guaranteed: Signature: X THE SIGNATURE(S) TO THISASSIGNMENT MUST CORRESPOND WITH THE NAME(S)AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.